Concentrations	12 Months Ended
Dec. 31, 2025
Concentrations [Abstract]
CONCENTRATIONS

NOTE 9 — CONCENTRATIONS

The Company’s revenue and expense transactions are denominated in RMB and of the Company and its subsidiaries’ assets and liabilities are denominated in RMB. RMB is not freely convertible into foreign currencies. In the PRC, foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (“PBOC”). Remittances in currencies other than RMB may require certain supporting documentation to affect the remittance.

As of December 31, 2025 and 2024, $389 and $508 of the Company’s cash was on deposit at financial institutions in the PRC. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash on bank accounts. For the years ended December 31, 2025 and 2024, the Company’s all assets were located in the PRC and the Company’s all revenues were derived from its subsidiaries located in the PRC.

As of December 31, 2025 and 2024, there is no restricted cash was on deposit at financial institutions in the PRC. Restricted cash represents cash that cannot be withdrawn without the permission of third parties. The Company’s restricted cash is substantially a cash balance on deposit required by its business partners and commercial banks.

As of December 31, 2025, three suppliers accounted for approximately 41.3% ,28.1%, and 25.5% of the Company’s total cost, respectively. As of December 31, 2024, three suppliers accounted for approximately 25.8% ,13.0%, and 10.1% of the Company’s total cost, respectively.

As of December 31, 2025, three customers accounted for 38.6%, 18.6%, and 8.9% of the Company’s total revenue, respectively. As of December 31, 2024, three customers accounted for 21.2%, 14.8%, and 13.7% of the Company’s total revenue, respectively.